CONCORDE FUNDS, INC.

Concorde Wealth Management Fund (the “FUND”)

Supplement Dated July 26, 2017
to the Statement of Additional Information (“SAI”) dated January 31, 2017

Effective immediately, the following changes are made to the FUND’s SAI:

1.
The information under the section entitled “Investment Policies and Practices—Securities of Other Registered Investment Companies” of the FUND’s SAI is amended and restated in its entirety as shown below.

Securities of Other Registered Investment Companies

The FUND may invest in other registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption. Registered investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and exchange-traded funds (“ETFs”), which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests.  By investing indirectly through the FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company’s shares.

2.	The information under the section entitled “Allocation of Investment Opportunities” of the FUND’s SAI is amended and restated in its entirety as shown below.

ALLOCATION OF INVESTMENT OPPORTUNITIES

There may be times when a given investment opportunity is appropriate for some, or all, of the Advisor’s other client accounts.  It is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the FUND, over a period of time on a fair and equitable basis.  While the allocation of investment opportunities among client accounts advised by the Advisor and its affiliates may raise potential conflicts of interest because of financial, investment or other interests of the Advisor or its personnel, the portfolio managers will make allocation decisions consistent with the best interests of the client accounts and not based on such other interests.

If the Advisor determines that a particular investment is appropriate for more than one client account, the Advisor may, in its discretion, aggregate securities transactions for those client accounts, including the FUND (referred to herein as “block trades”).  While the FUND may participate in block trades, it is also possible that the FUND will not participate in block trades for various reasons, including: (1) from time to time, client accounts do not participate in block trades because the accounts hold assets through different custodians and execute trades through different brokers; (2) from time to time, aggregation may not be possible because a security is thinly traded or otherwise not able to be aggregated and allocated among all client accounts seeking the investment opportunity; (3) a client may be limited in, or precluded from, participating in an aggregated trade as a result of that client’s specific brokerage arrangements; (4) an issuer in which clients wish to invest may have threshold limitations or aggregate ownership interests arising from legal or regulatory requirements or company ownership restrictions, which may have the effect of limiting the potential size of the investment opportunity and thus the ability of a particular client to participate in the opportunity. In addition, to ensure that no client account that participates in a block trade is disadvantaged as a result of such aggregation, the Advisor has adopted policies and procedures to ensure that the Advisor does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Advisor aggregates securities transactions.

No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.

Please keep this Supplement with your records.